EXHIBIT 10.1

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (this “Agreement”) is executed effective as of the 29th day of June 2021, by SANARA MEDTECH INC., a Texas corporation (“Borrower”), CELLERATE, LLC, a Texas limited liability company (“Cellerate”), and UNITED WOUND AND SKIN SOLUTIONS, LLC, a Delaware limited liability company (“UWS Solutions”), and CADENCE BANK, N.A., a national banking association (“Bank”). All defined terms contained herein shall have the same meanings as contained in that certain Loan Agreement dated as of January 15, 2021, executed by Borrower, Celllerate, UWS Solutions and Bank (the “Loan Agreement”), except as otherwise specifically indicated herein.

W I T N E S S E T H:

WHEREAS, Borrower is indebted to Bank as evidenced by the Revolving Note; and

WHEREAS, payment of the Note and payment and performance under the Loan Agreement are secured and guaranteed by the Security Instruments, all as modified, renewed, extended, ratified, and reaffirmed to date; and

WHEREAS, Borrower, being legally obligated and primarily liable for payment of the Note, desires to modify the terms of the Security Instruments as hereinafter set forth, and Obligors desire to extend and carry forward the liens and security interests securing payment and performance of the Obligations, which liens and security interests shall be extended and carried forward to secure payment and performance under the Security Instruments, as modified hereby;

WHEREAS, Guarantors, in order to induce Bank to enter into the transaction contemplated by this Agreement, desire (i) to consent to the terms hereof, (ii) to reaffirm the Guaranties and the Guarantor Security Agreements and their respective obligations thereunder, until same are fully satisfied, and (iii) to agree that the Security Instruments (including the Guaranties and the Guarantor Security Agreements) shall remain in full force and effect;

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

MODIFICATIONS, REPRESENTATIONS AND AGREEMENTS

1.1. Obligors hereby acknowledge that Bank has fully satisfied, fulfilled, performed and discharged all of its duties, liabilities and obligations under the Loan Agreement and each of the other Security Instruments through the date of execution of this Agreement by Bank.

1.2. Section 3.2 of the Loan Agreement is hereby deleted in its entirety and substituted therefor is the following:

3.2 Post-Closing Deliveries. As of the date of execution of this Agreement by Bank, Borrower has not provided to Bank a Landlord Lien Subordination Agreement (the “Property Owner Agreement”) duly executed by the owner of 1200 Summit Ave., Fort Worth, Texas 76102 (the “Third Party Location”). Borrower covenants and agrees to deliver to Bank on or before August 27, 2021, a duly executed Property Owner Agreement, in form and content acceptable to Bank, for the Third Party Location. If Borrower fails to deliver to Bank on or before August 27, 2021, a duly executed Property Owner Agreement, in form and content acceptable to Bank, for the Third Party Location, such failure shall constitute an immediate Event of Default, and Bank shall be entitled to exercise any and all rights and remedies provided for in the Security Instruments without notice to Borrower or any other party, except such notice as is required by law or by this Agreement. Bank may in its sole discretion unilaterally extend the due date in this Section 3.2 upon written notice to Borrower.

1.3. Section 4.2 of the Loan Agreement is hereby deleted in its entirety and substituted therefor is the following:

4.2 Financial Covenants.

(a) For each fiscal quarter ending on or before December 31, 2021:

(i) Minimum Tangible Net Worth. Borrower will maintain, on a consolidated basis, a minimum Tangible Net Worth of Ten Million and No/100 Dollars ($10,000,000.00). This covenant shall be calculated as of the last day of each fiscal quarter of Borrower.

(ii) Minimum Cash Balance. Borrower will maintain, on a consolidated basis, unencumbered cash on Borrower’s balance sheet in an amount not less than Three Million and No/100 Dollars ($3,000,000.00). This covenant shall be calculated as of the last day of each fiscal quarter of Borrower.

(iii) Sanara Pulsar, LLC. Borrower will not permit Sanara Pulsar, LLC to have assets with a fair market value in excess of Two Hundred Thousand Dollars ($200,000) at any time.

(b) For each fiscal quarter ending on or after March 31, 2022:

(i) Minimum Tangible Net Worth. Borrower will maintain, on a consolidated basis, a minimum Tangible Net Worth of One Million and No/100 Dollars ($1,000,000.00). This covenant shall be calculated as of the last day of each fiscal quarter of Borrower.

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(ii) Minimum Interest Coverage Ratio. Borrower will maintain, on a consolidated basis, a minimum Interest Coverage Ratio of 1.5 to 1.0. This covenant shall be calculated as of the last day of each fiscal quarter of Borrower.

(iii) Minimum Liquidity. Borrower will maintain, on a consolidated basis, unencumbered Liquid Assets in an amount not less than One Million and No/100 Dollars ($1,000,000.00). The term “Liquid Assets” shall mean the sum of (a) cash on Borrower’s balance sheet, plus (b) the amount available to Borrower under Section 2.1 hereof. This covenant shall be calculated as of the last day of each fiscal quarter of Borrower.

(iv) Sanara Pulsar, LLC. Borrower will not permit Sanara Pulsar, LLC to have assets with a fair market value in excess of Two Hundred Thousand Dollars ($200,000) at any time.

1.4. Obligors hereby (i) ratify, authorize, adopt, confirm and approve the Loan Agreement and the other Security Instruments, (ii) extend and carry forward the liens and security interests securing payment and performance of the Obligations, including but not limited to the liens and security interests of the Security Instruments, in order to secure payment and performance of the Obligations, as amended hereby, and (iii) acknowledge the Note as a valid and subsisting debt secured by the Security Instruments.

1.5. Guarantors, in order to induce Bank to enter into the transaction contemplated by this Agreement, hereby (i) consent to the terms hereof, (ii) reaffirm the Guaranties and the Guarantor Security Agreements and their respective obligations thereunder, until same are fully satisfied, and (iii) agree that the Security Instruments (including the Guaranties and the Guarantor Security Agreements) shall remain in full force and effect.

1.6. The parties hereto hereby acknowledge and agree that all of the Security Instruments are hereby amended, renewed, extended and continued in all respects in order to secure and guarantee payment and performance of the Loan Agreement and the Note, as amended hereby, and all modifications, renewals, extensions and rearrangements of Loan Agreement and the Note.

1.7. Obligors agree that all liens and security interests securing payment of the Obligations are valid and subsisting liens and security interests and shall continue to apply to and secure payment of Loan Agreement and the Note, as amended hereby, and further agree that all the terms and provisions of the Loan Agreement and the other Security Instruments shall be and remain in full force and effect as therein written except as otherwise provided in this Agreement. This Agreement shall not in any manner affect or impair the Loan Agreement or the Note or the liens or security interests securing same, nor any Guaranty guaranteeing same, and no lien or security interest or Guaranty shall in any manner be waived or be deemed to be waived.

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1.8. Obligors represent and warrant that (i) no Default or Event of Default has occurred, (ii) all of the representations and warranties made by Obligors in the Loan Agreement or in any other Security Instruments are true and correct on the date of execution of this Agreement by Bank, (iii) all of the covenants, negative covenants and agreements contained in the Loan Agreement and in the other Security Instruments to be complied with by Obligors have been fully complied with by Obligors, and (iv) all of the conditions to the obligation of Bank to advance funds under the Loan Agreement have been satisfied as of the date upon which this Agreement is being executed by Bank.

1.9. Obligors hereby acknowledge and agree that the entire unpaid principal balance of the Note, together with all accrued but unpaid interest, shall mature and become due and payable in accordance with the terms of the Loan Agreement, as modified hereby, and that Bank has no obligation to renew the Note or to extend the maturity date thereof.

1.10. By his execution and delivery hereof, the undersigned representative of each Obligor represents and warrants that his signature constitutes the valid and binding act of such Obligor and that he has been duly authorized, empowered and directed to execute and deliver to Bank, for and on behalf of such Obligor, this Agreement and all of the other documents, instruments or agreements to be executed by such Obligor in connection herewith.

ARTICLE II

MISCELLANEOUS

2.1. No failure to exercise and no delay on the part of Bank in exercising any power or right in connection with the Security Instruments shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between or among Obligors, or any of them, and Bank shall operate as a waiver of any right of Bank. No modification or waiver of any provision of the Loan Agreement or any other Security Instrument, nor any consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

2.2. Except as set forth herein, no changes are made or intended to be made with respect to the Loan Agreement or any other Security Instrument, and the foregoing shall remain in full force and effect.

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2.3. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective, valid and enforceable under applicable law, but if any provision of this Agreement shall be prohibited by, or invalid or unenforceable under, applicable law, then (i) the parties hereto agree that they will amend such provisions by the minimal amount necessary to bring such provisions within the ambit of enforceability, and (ii) the court may, at the request of any party, revise, reform or reconstruct such provisions in a manner sufficient to cause them to be enforceable. Bank is relying and is entitled to rely upon each and all of the provisions of this Agreement; accordingly, in no event shall any prohibition against, or the invalidity or unenforceability of, any provision hereof affect the validity or enforceability of any other provision hereof and if any provision or provisions of this Agreement should be held to be invalid or ineffective, then all other provisions hereof shall continue in full force and effect notwithstanding.

2.4. In the event of actual conflict in the terms and provisions of this Agreement, the Loan Agreement and the other Security Instruments, the terms and provisions of this Agreement will control.

2.5. The rights and remedies provided herein and under the Loan Agreement and the other Security Instruments are cumulative and not exclusive of any rights or remedies provided by law or in any other agreement, and may be pursued separately, successively or concurrently against Borrower, Guarantors and/or the Collateral, or any of them, at the sole discretion of Bank.

2.6. Borrower will pay on demand all out-of-pocket costs incurred by or on behalf of Bank in connection with the transactions contemplated in this Agreement, including legal fees incurred by Bank in structuring, negotiating, drafting, interpreting or enforcing the Loan Agreement and the other Security Instruments, and all other legal matters reasonably connected therewith. Borrower agrees to pay on demand and to indemnify Bank from and hold it harmless against any filing or recording fees, taxes, assessments, or charges made by any Governmental Authority by reason of the execution, delivery, recordation or filing of this Agreement, the other Security Instruments and any documents, instruments or agreements executed or delivered in connection therewith.

2.7. Obligors hereby certify that each of them is not relying on any representation, warranty, covenant or agreement except those set forth in the Loan Agreement, as amended hereby.

2.8. Each Obligor hereby agrees that immediately upon the written request of Bank, such Obligor will promptly cure or cause to be cured any defects in the creation or issuance of the Loan Agreement or the other Security Instruments, as may be reasonably necessary. Borrower, at Borrower’s sole cost and expense, will promptly execute and deliver, or cause to be executed and delivered, to Bank upon request all such other and further documents, agreements, and instruments to effectuate the agreements of Obligors contained in the Security Instruments, or to further evidence and more fully describe the guaranties and the collateral intended as security for payment and performance of the Obligations. Any additional documents, instruments, agreements, revisions or corrections will be in conformity with the terms and conditions set forth in the Security Instruments. Any written request by Bank for additional documents, instruments or agreements or for revisions or corrections shall be conclusive evidence of the necessity for such additional documents, instruments, agreements, revisions or corrections.

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2.9. Each Obligor acknowledges that Bank is subject to federal and state regulations requiring Bank to obtain, verify, and record information that identifies Bank’s customers, including all Obligors. Each Obligor agrees to provide Bank with any information Bank deems necessary to comply with all such regulations. In addition, each Obligor hereby agrees to furnish to Bank within such time period as Bank may reasonably request such additional information and statements, lists of assets and liabilities, tax returns, financial statements, reporting statements or any other reports with respect to such Obligor’s financial condition, business operations and properties as Bank may request from time to time. Should any Obligor fail to provide any such requested information promptly, it shall be an Event of Default, entitling Bank to exercise all remedies available to Bank upon an Event of Default.

2.10. THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER SECURITY INSTRUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), AND THE LAWS OF THE UNITED STATES OF AMERICA APPLICABLE IN TEXAS, EXCEPT TO THE EXTENT TO WHICH TEXAS LAW DICTATES THAT THE LAWS OF ANOTHER STATE ARE TO GOVERN CERTAIN PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION AND/OR FORECLOSURE OF THE LIENS AND SECURITY INTERESTS CREATED HEREIN OR IN THE OTHER SECURITY INSTRUMENTS, OR TO THE ENFORCEMENT OF BANK’S RIGHTS AND REMEDIES AGAINST THE COLLATERAL, IN WHICH EVENT THE LAWS OF SUCH OTHER STATE SHALL GOVERN. VENUE FOR ANY LITIGATION BETWEEN OR AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE HARRIS COUNTY, TEXAS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO PERSONAL JURISDICTION IN TEXAS AND WAIVES ALL OBJECTIONS TO PERSONAL JURISDICTION IN TEXAS AND VENUE IN HARRIS COUNTY FOR PURPOSES OF SUCH LITIGATION.

2.11. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY, UNCONDITIONALLY AND INTENTIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE LOAN AGREEMENT OR THE OTHER SECURITY INSTRUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO PROVIDE THE FINANCING CONTEMPLATED HEREIN. EACH OBLIGOR HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE OR AGENT OF BANK NOR BANK’S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER.

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2.12. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, EACH PARTY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE LOAN AGREEMENT OR THE OTHER SECURITY INSTRUMENTS, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

2.13. EACH OBLIGOR HEREBY RELEASES, DISCHARGES AND ACQUITS BANK FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, AGREEMENTS, DEFENSES, OFFSETS AGAINST THE OBLIGATIONS, OR CLAIMS FOR RELIEF OF ANY NATURE WHATSOEVER, WHICH ARE ACCRUED IN WHOLE OR IN PART ON OR BEFORE THE DATE OF EXECUTION HEREOF, WHETHER KNOWN OR UNKNOWN, IN CONTRACT OR IN TORT, WHICH SUCH OBLIGOR MAY HAVE ARISING OUT OF OR RELATING TO ANY DOCUMENTS, INSTRUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH, OR THE TERMS OR NEGOTIATION OF ANY OF THE FOREGOING.

2.14. Obligors, jointly and severally, shall indemnify and hold Bank and each Affiliate of Bank, and their respective officers, directors, employees, counsel, agents, representatives, controlling persons and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including attorneys’ fees) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Obligations) be imposed on, incurred by or asserted against any such Indemnified Person (including, but not limited to, those incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any other action or proceeding, including any insolvency proceeding or appellate proceeding) in any way relating to or arising out of the Loan Agreement, this Agreement or any document contemplated thereby or hereby or referred to therein or herein, or the transactions contemplated thereby or hereby or entered into by the parties thereto or hereto, or any action taken or omitted by any such Indemnified Person under or in connection with any of the foregoing; and the foregoing indemnity shall apply to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of the Loan Agreement or this Agreement, whether or not any Indemnified Person is a party thereto (all of the foregoing, collectively, the “Indemnified Liabilities”). The Indemnified Liabilities shall include all negligent acts and omissions of each Indemnified Person; provided, that Borrower shall not have any obligation hereunder to any Indemnified Person for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused (as determined by a final, nonappealable judgment in a court of competent jurisdiction) by the willful misconduct or gross negligence of the Person seeking indemnification. Obligors hereby release the Indemnified Persons for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the negligence of any Indemnified Person. The obligations under this section are all payable on demand, and shall survive satisfaction of all other Obligations, and the termination, release or expiration of the Loan Agreement, this Agreement and the documents executed in connection therewith or herewith.

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2.15. This Agreement shall be binding upon Obligors and their respective successors and assigns, and shall inure to the benefit of Bank and its successors and assigns. No Obligor may assign any rights or obligations under this Agreement without the prior written consent of Bank.

2.16. The parties hereto consent to the use of electronic and/or digital signatures by one or more parties on this Agreement and each other Security Instrument. This Agreement and any other Security Instrument may be signed electronically or digitally in a manner specified solely by Bank. Delivery of an executed counterpart of a signature page of this Agreement and any other Security Instrument by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement or such Security Instrument. The parties agree not to deny the legal effect or enforceability of any Security Instrument solely because (a) the Security Instrument is entirely in electronic or digital form, including any use of electronically or digitally generated signatures or (b) an electronic or digital record was used in the formation of the Security Instrument or (c) the Security Instrument was subsequently converted to an electronic or digital record by one or more parties. The parties agree not to object to the admissibility of any Security Instrument in the form of an electronic or digital record, or a paper copy of an electronic or digital document, or a paper copy of a document bearing an electronic or digital signature, on the grounds that the record or signature is not in its original form or is not the original of the Security Instrument or the Security Instrument does not comply with Chapter 26 of the Texas Business and Commerce Code. Each Obligor represents and warrants that such Obligor has executed each Security Instrument to which it is a party manually in person, and that such Obligor will deliver to Bank a manually signed original “wet signature” counterpart of each such Security Instrument upon Bank’s request and/or as soon as reasonably possible.

2.17. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

2.18. The following notification is provided to Obligors pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for a Borrower: When a Borrower opens an account, if such Borrower is an individual, Bank will ask for such Borrower’s name, taxpayer identification number, residential address, date of birth, and other information that will allow Bank to identify such Borrower, and, if such Borrower is not an individual, Bank will ask for such Borrower’s name, taxpayer identification number, business address, and other information that will allow Bank to identify such Borrower. Bank may also ask, if such Borrower is an individual, to see such Borrower’s driver’s license or other identifying documents, and, if such Borrower is not an individual, to see such Borrower’s legal organizational documents or other identifying documents.

2.19. THIS AGREEMENT AND ALL DOCUMENTS AND INSTRUMENTS REFERENCED HEREIN OR EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN OR AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Modification Agreement has been executed and delivered by the parties to be effective as of the date first set forth above.

BORROWER:

SANARA MEDTECH INC.

By:	/s/ Michael McNeil
Michael McNeil, Chief Financial Officer

BANK:

CADENCE BANK, N.A.

By:	/s/Emily Loomis
Emily Loomis, Senior Vice President

GUARANTORS:

CELLERATE, LLC

By:	/s/ Michael McNeil
Michael McNeil, Chief Financial Officer

UNITED WOUND AND SKIN SOLUTIONS, LLC

By:	/s/ Michael McNeil
Michael McNeil, Vice President

Signature Page of Modification Agreement